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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2005

                              ATLAS AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-32169                  51-0404430
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

                    311 Rouser Road, Moon Township, PA 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 412-262-2830

                                        N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communication pursuant to Rule 425 under the Securities Act

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         On June 13, 2005, the stockholders of Atlas America, Inc. (the "Company") adopted amendments to the Company's certificate of incorporation (the "Amendments"), previously described in the Company's definitive proxy statement filed with the SEC on May 18, 2005, to:

     o provide for three classes of directors with Class I directors holding office until the 2006 annual meeting, Class II directors holding office until the 2007 annual meeting and Class III directors holding office until the 2008 annual meeting, in each case, until their successors are duly elected and qualified (except in cases where no successor is elected due to a reduction in the size of the Board), or until earlier resignation, removal from office, death or incapacity; starting with the 2006 annual meeting, one class of directors will be elected each year for a three-year term;

     o provide that any vacancy on the Board of Directors shall be filled by the affirmative vote of a majority of the remaining directors; and

     o remove provisions permitting removal of members of the Board of Directors without cause and increase the vote required to two-thirds of the voting power of the Company's outstanding common stock.

As disclosed in the proxy statement, upon stockholder approval of the Amendments, the Board of Directors amended the Company's bylaws to conform to the Amendments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER         DESCRIPTION OF DOCUMENT
--------------         -----------------------
3.1                    Amended and Restated Certificate of Incorporation of the
                       Company

3.2                    Amended and Restated Bylaws of the Company





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATLAS AMERICA, INC.


                                          By:  /s/ Michael S. Yecies
                                               --------------------------------
                                               Name:  Michael S. Yecies
Date:  June 14, 2005                           Title: Secretary






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                                  EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION OF DOCUMENT
--------------       -----------------------
3.1                  Amended and Restated Certificate of Incorporation of the
                     Company

3.2                  Amended and Restated Bylaws of the Company